UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2014

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Rt. 202-206, Suite 303, Bridgewater, NJ		08807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Election of Directors.

 (d)     Election of Directors

            Effective April 4, 2014, our Board appointed Cora M. Tellez and Taunia S. Markvicka as directors, to hold office until our 2014 annual meeting of stockholders.

There were no arrangements or understandings between Ms. Tellez or Dr. Markvicka and any other person pursuant to which Ms. Tellez and Dr. Markvicka were appointed as directors of the Board and there are no related party transactions between Ms. Tellez or Dr. Markvicka and our company.

Ms. Tellez is President and Chief Executive Officer of Sterling HSA, a company she founded in 2004.  Ms. Tellez also is a director of HMS Holdings, Inc. (NASDAQ:HMSY).

Dr. Markvicka is Senior Vice President, Chief Commercial Officer at Pacira Pharmaceuticals (Nasdaq: PCRX).

A copy of the press release announcing the appointments is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated April 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: April 8, 2014	By:	/s/ Randy Milby
Name: Randy Milby
Title: Chief Executive Officer